OSI ETF Trust

O’Shares U.S. Quality Dividend ETF (OUSA)
O’Shares U.S. Small Cap Quality Dividend ETF (OUSM)
O’Shares Global Internet Giants ETF (OGIG)
O’Shares Europe Quality Dividend ETF (OEUR)

(each, a “Fund,” and collectively, the “Funds”)

Supplement dated June 30, 2020
To the Prospectus dated October 31, 2019, as supplemented

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus for the Funds listed above.
The co-portfolio managers of each Fund are Austin Wen, CFA, Portfolio Manager for Vident Investment Advisory, LLC (“Vident”), and Rafael Zayas, CFA, SVP, Head of Portfolio Management and Trading for Vident.
The “Management – Portfolio Managers” sections on pages 5 and 23 of the Prospectus, with respect to OUSA and OEUR, respectively, are revised to read as follows:
Portfolio Managers: The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:
Employee	Length of Service	Title
Austin Wen, CFA	Since May 2020	Co-Portfolio Manager
Rafael Zayas, CFA	Since June 2020	Co-Portfolio Manager
The “Management – Portfolio Managers” sections on pages 11 and 16 of the Prospectus, with respect to OUSM and OGIG, respectively, are revised to read as follows:
Portfolio Managers: The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:
Employee	Length of Service	Title
Austin Wen, CFA	Since October 2018	Co-Portfolio Manager
Rafael Zayas, CFA	Since June 2020	Co-Portfolio Manager
The “Portfolio Managers” section beginning on page 63 of the Prospectus is revised to read as follows:
The portfolio managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities.
Austin Wen, CFA has seven years of investment management experience. Mr. Wen is a Portfolio Manager at Vident, specializing in portfolio management and trading of equity portfolios and commodities-based portfolios, as well as risk monitoring and investment analysis. Previously, Mr. Wen was an analyst for Vident Financial, working on the development and review of investment solutions. He began his career as a State Examiner for the Georgia Department of Banking and Finance. Mr. Wen obtained a BA in Finance from the University of Georgia and holds the Chartered Financial Analyst designation.
Rafael Zayas, CFA, is a Portfolio Manager for the Sub-Adviser and has over 15 years of investment management experience. Mr. Zayas became SVP, Head of Portfolio Management and Trading ETF at Vident in June 2020. From 2017 to 2020, he was Senior Portfolio Manager – International Equity at Vident and his investment management experience includes managing international equity portfolios, including in emerging and frontier markets. Prior to joining Vident, he was a Portfolio Manager – Direct Investments for seven years at Russell Investments, a global asset manager, where he co-managed more than $4 billion in quantitative strategies across global markets, including the Russell Strategic Call Overwriting Fund, a mutual fund. Mr. Zayas also helped Russell Investments launch its sponsored ETF initiative and advised on index methodologies. Prior to joining Russell Investments, Mr. Zayas was a Portfolio Manager – Equity Indexing at Mellon Capital Management, where he managed assets for internationally listed global equity ETFs. Mr. Zayas graduated with a B.S. in Electrical Engineering from Cornell University and obtained a Certificate in Computational Finance and Risk Management from the University of Washington. He also attained the Chartered Financial Analyst designation in 2010.

Please keep this Supplement for future reference.